EXHIBIT 99.1

News Release                                                              [LOGO]
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                                For investor and media inquiries please contact:
                                                               Steve E. Kunszabo
                                                    Director, Investor Relations
                                                                    732-556-2220




     Centennial  Communications to Restate Financial Statements for Fiscal Third
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     Quarter  Ended  February  28,  2005  Related to  Deferred  Income  Taxes at
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     Discontinued  Operation;  Restatement Will Increase Consolidated Net Income
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     by $15.6 Million
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     WALL, N.J. - Centennial Communications Corp. (NASDAQ: CYCL) today announced that it will restate its financial statements for the three and nine months ended February 28, 2005 to correct an error in the amount of deferred income taxes included in the calculation of the gain on disposition of the Company's previously owned cable television subsidiary, Centennial Puerto Rico Cable TV Corp. Centennial Cable was sold on December 28, 2004 and the disposition was accounted for as a discontinued operation.

The  correction  of this  error  will  result  in  non-cash  adjustments  to the
Company's gain on disposition of discontinued operations, net income from discontinued operations, consolidated net income and total stockholders' deficit. The restatement will not affect previously reported revenue, adjusted operating income, cash flow or income from continuing operations.

The net effect of the restatement as of and for the three and nine months ended February 28, 2005 is:

   o increase gain on disposition of discontinued operationsby $24,272,000;

   o increase net income from discontinued operations by $15,579,000;

   o increase consolidated net income by $15,579,000; and

   o decrease total stockholders' deficit by $15,579,000.

The Company's management believes that the accounting error discussed above was inadvertent. The Company identified the error through application of certain internal controls that were implemented during the fiscal fourth quarter of 2005. Accordingly, the Company believes that, prior to year-end, it remediated the control weakness associated with these adjustments. The Company intends to present additional detail regarding the restatement in its Annual Report on Form 10-K for the year ended May 31, 2005.

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ABOUT CENTENNIAL

Centennial Communications, based in Wall, NJ, is a leading provider of regional wireless and integrated communications services in the United States and the Caribbean with over 1.1 million wireless subscribers. The U.S. business owns and operates wireless networks in the Midwest and Southeast covering parts of six states. Centennial's Caribbean business owns and operates wireless networks in Puerto Rico, the Dominican Republic and the U.S. Virgin Islands and provides facilities-based integrated voice, data and Internet solutions. Welsh, Carson Anderson & Stowe and an affiliate of the Blackstone Group are controlling shareholders of Centennial. For more information regarding Centennial, please
visit         our          websites          http://www.centennialwireless.com/,
http://www.centennialpr.com/ and http://www.centennialrd.com/

SAFE HARBOR PROVISION

Cautionary statement for purposes of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995: Information in this release that involves Centennial's expectations, beliefs, hopes, plans, projections, estimates, intentions or strategies regarding the future are forward-looking statements. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company's actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include, but are not limited to: the effects of vigorous competition in the telecommunications industry, which may increase churn, increase our costs to compete and decrease prices charged; the fact that many of our competitors are larger, better capitalized and less leveraged than we are, have greater resources than we do, may offer less expensive products than we do and may offer more technologically advanced products than we do; our substantial debt obligations, including restrictive covenants and consequences of default contained in our financing arrangements, which place limitations on how we conduct business; our ability to attract new wireless subscribers in Grand Rapids and Lansing, Michigan; market prices for the products and services we offer may continue to decline in the future;
general economic, business, political and social conditions in the areas in which we operate, including the Caribbean region, including the effects of world events, terrorism, wind storms and weather conditions on tourism in the Caribbean; our access to the latest technology handsets in a timeframe and cost similar to our competitors; uncertainty concerning the effect on our business of wireless local number portability, which permits the wireless phone numbers that we allocate to our customers to be portable when our customer switches to another carrier; continued overbuilding by personal communications service providers in our U.S. wireless markets and the effects of increased competition in our markets, which may cause increased subscriber cancellations, a continued reduction of prices charged, a reduction in roaming revenue and lower average revenue per subscriber; the availability and cost of additional capital to fund our operations, including the need to refinance or amend existing indebtedness; our dependence on roaming agreements for a significant portion of our U.S. wireless revenue and the continued price declines in roaming rates and potential reduction of roaming minutes of use; our dependence on roaming agreements for our ability to offer our wireless customers nationwide rate plans at competitive prices; our ability to attract and retain qualified personnel; the fact that our coverage areas are not as extensive as those of other wireless operators, which may limit our ability to attract and retain customers; the effects of consolidation in the telecommunications industry; the effects of governmental regulation of the telecommunications industry, including changes in the level of support provided to us by the Universal Service Fund; the capital intensity of the telecommunications industry, including our plans to make significant capital expenditures during the coming years to continue to build out and upgrade our networks and the availability of additional capital to fund these capital expenditures; changes and developments in technology, including our ability to upgrade our networks to remain competitive and our ability to anticipate and react to frequent and significant technological changes; fluctuations in currency values related to our Dominican Republic operations; our ability to acquire, and the cost of acquiring, additional spectrum in our markets to support growth and advanced technologies; local operating hazards and risks in the areas in which we operate, including without limitation, terrorist attacks, hurricanes, tornadoes, earthquakes, windstorms and other natural disasters; our ability to manage, implement and monitor billing and operational support systems; the results of litigation filed or which may be filed against us, including litigation relating to wireless billing, using wireless telephones while operating an automobile or possible health effects of radio frequency transmission; the relative liquidity and corresponding volatility of our common stock and our ability to raise future equity capital; the control of us retained by some of our stockholders and anti-takeover provisions; and other risks referenced from time to time in the Company's filings with the Securities and Exchange Commission. All forward-looking statements included in this release are based upon information available to Centennial as of the date of the release, and we assume no obligation to update or revise any such forward-looking statements.

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